                                                                    EXHIBIT 10.9


                                 HYDRIL COMPANY

             AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT AND CONSENT
                          UNDER INTERCREDITOR AGREEMENT

                                                              As of June 7, 2000

TO EACH OF THE CURRENT NOTEHOLDERS
NAMED IN ANNEX 1 HERETO:

Ladies and Gentlemen:

         HYDRIL COMPANY, a Delaware corporation (hereinafter, the "COMPANY"), together with its successors and assigns, agrees with you as follows:

1. PRELIMINARY STATEMENTS.

         1.1. NOTE ISSUANCE, ETC.

         The Company issued and sold $60,000,000 aggregate principal amount of its 6.85% Senior Secured Notes due June 30, 2003 (as may be amended, restated or otherwise modified from time to time, the "NOTES") pursuant to a Note Purchase Agreement dated as of June 25, 1998 (as in effect immediately prior to giving effect to the Amendments provided for by this Amendment Agreement, the "EXISTING NOTE AGREEMENT"). The register for the registration and transfer of the Notes indicates that the Persons named in Annex 1 hereto (collectively, the "CURRENT NOTEHOLDERS") are currently the holders of the entire outstanding principal amount of the Notes.

2. DEFINED TERMS.

         Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Existing Note Agreement.

3. AMENDMENTS.

         Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment No. 1 to Note Purchase Agreement and Consent under the Intercreditor Agreement (this "AMENDMENT AGREEMENT") in the manner specified in Exhibit A. The amendments referred to herein are referred to herein, collectively, as the "AMENDMENTS".

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants as follows:


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         4.1. ORGANIZATION, POWER AND AUTHORITY, ETC.

         The Company is a corporation duly incorporated and validly existing in good standing under the laws of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

         4.2. LEGAL VALIDITY.

         The execution and delivery of this Amendment Agreement by the Company and compliance by the Company with its obligations hereunder: (a) are within the corporate powers of the Company; and (b) are legal and do not conflict with, result in any breach of, constitute a default under, or result in the creation of any Lien upon any Property of the Company under the provisions of: (i) any charter instrument or bylaw to which the Company is a party or by which the Company or any of its Property may be bound; (ii) any order, judgment, decree or ruling of any court, arbitrator or governmental authority applicable to either the Company or its Property; or (iii) any agreement or instrument to which the Company is a party or by which the Company or any of its Property may be bound or any statute or other rule or regulation of any governmental authority applicable to the Company or its Property, except where such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect.

         This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies.

         4.3. NO DEFAULTS.

         No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

         4.4. BANK AMENDMENT.

         The Fifth Amendment to Amended and Restated Loan Agreement, dated as of June 7, 2000, among, inter alia, the Company, certain banks, and Bank One, Texas, N.A., individually and as agent for such banks, is in full force and effect and no default or event of default exists under the Bank Agreement, as amended by such Fifth Amendment.

5. EFFECTIVENESS OF AMENDMENTS.

         The Amendments shall become effective on the date (the "EFFECTIVE DATE") upon which all of the following conditions precedent have been satisfied:

         5.1. EXECUTION AND DELIVERY OF THIS AMENDMENT AGREEMENT.

         The Company and each of the Holders shall have executed and delivered this Amendment Agreement.



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         5.2. AMENDMENT FEE.

         The Company shall have paid to Principal Capital Management, LLC a fee equal to $10,000.

         5.3. FEES AND EXPENSES.

         Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham Dana LLP, incurred in connection with the preparation, negotiation and delivery of the Amendment Agreement and any other documents related thereto. Nothing in this Section shall limit the Company's obligations pursuant to Section 15.1 of the Existing Note Agreement.

6. CONSENT UNDER INTERCREDITOR AGREEMENT.

         The Requisite Noteholders (as defined in the Intercreditor Agreement) hereby consent, pursuant to Section 6.4 of the Intercreditor Agreement, to an increase in the line of credit permitted under the Bank Agreement from $15,000,000 to $25,000,000, such consent to become effective upon receipt by the Company of not less than $40,000,000 in net proceeds from a public offering of its common stock consummated at any time after the date hereof.

7. MISCELLANEOUS.

         7.1. PART OF EXISTING NOTE AGREEMENT; FUTURE REFERENCES, ETC.

         This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

         7.2. COUNTERPARTS.

         This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         7.3. GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING



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CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE
APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.



   [Remainder of page intentionally left blank; signature page(s) follow(s).]


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         If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.



                                     HYDRIL COMPANY


                                     By: /s/ MICHAEL C. KEARNEY
                                        ----------------------------------------
                                        Name:  Michael C. Kearney
                                             -----------------------------------
                                        Title: Vice President and CFO
                                              ----------------------------------


                                     By: /s/ ANDREW W. RICKS
                                        ----------------------------------------
                                        Name:  Andrew W. Ricks
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------


           [Signature Page to Amendment to Note Purchase Agreement and
                     Consent Under Intercreditor Agreement]



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         The foregoing Amendment Agreement is hereby accepted as of the date first above written.



                                 PRINCIPAL LIFE INSURANCE COMPANY

                                     By: Principal Capital Management, LLC,
                                     a Delaware limited liability company,
                                     its authorized signatory


                                     By: /s/ JON C. HEINY
                                        ----------------------------------------
                                     Name:  Jon C. Heiny
                                          --------------------------------------
                                     Title: Counsel
                                           -------------------------------------


                                     By: /s/ STEPHEN G. SKRIVANEK
                                        ----------------------------------------
                                     Name:  Stephen G. Skrivanek
                                          --------------------------------------
                                     Title: Counsel
                                           -------------------------------------



                                 PRINCIPAL LIFE INSURANCE COMPANY,
                                 on behalf of one or more separate accounts

                                     By: Principal Capital Management, LLC,
                                     a Delaware limited liability company,
                                     its authorized signatory


                                     By: /s/ JON C. HEINY
                                        ----------------------------------------
                                     Name:  Jon C. Heiny
                                          --------------------------------------
                                     Title: Counsel
                                           -------------------------------------


                                     By: /s/ STEPHEN G. SKRIVANEK
                                        ----------------------------------------
                                     Name:  Stephen G. Skrivanek
                                          --------------------------------------
                                     Title: Counsel
                                           -------------------------------------



          [Signature Page to Amendment to Note Purchase Agreement and
                     Consent Under Intercreditor Agreement]



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                                     NIPPON LIFE INSURANCE COMPANY
                                     OF AMERICA, an Iowa corporation,
                                     by its attorney in fact, Principal Life
                                     Insurance Company, an Iowa corporation

                                     By: /s/ JON C. HEINY
                                        ----------------------------------------
                                     Name:  Jon C. Heiny
                                          --------------------------------------
                                     Title: Counsel
                                           -------------------------------------


                                     By: /s/ STEPHEN G. SKRIVANEK
                                        ----------------------------------------
                                     Name:  Stephen G. Skrivanek
                                          --------------------------------------
                                     Title: Counsel
                                           -------------------------------------



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                                     ANNEX 1

                               CURRENT NOTEHOLDERS

Principal Life Insurance Company

Nippon Life Insurance Company of America



                                   Annex 1-1
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                                    EXHIBIT A

                                   AMENDMENTS

         (a) SCHEDULE B, Defined Terms. The definition of "Change in Control" shall be and is hereby amended and restated in its entirety to read as follows:

                  "CHANGE IN CONTROL" means an event or series of events by which (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act as in effect on June 7, 2000) or related persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act as in effect on June 7, 2000), other than the Initial Stockholder Affiliates, is or becomes or has the absolute, unconditional right to become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on June 7,
         2000), directly or indirectly, of 25% or more of the total voting power of the Voting Stock of the Company unless at the time in question and at all relevant times subsequent thereto, the Initial Stockholder Affiliates are the beneficial owners of a greater percentage of such total voting power than such "person" or "group"; (b) the Company consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any Person consolidates with, or merges into, the Company, in a transaction not otherwise permitted hereunder; (c) the Company conveys, transfers or leases all or substantially all of its assets to any Person in a transaction not otherwise permitted hereunder; (d) the stockholders of the Company approve any plan of liquidation or dissolution of the Company; or (e) during any period of twelve consecutive months, individuals who, at the beginning of such period, constituted the board of directors of the Company (together with any new director whose election by the Company's board of directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than due to death or disability) to constitute a majority of the board of directors of the Company then in office.



                                  Exhibit A-1